Exhibit 10.2

April 7, 2005

Strategic Hotel Capital, Inc.

Attn: General Counsel

77 West Wacker Drive, Suite 4600

Chicago, Illinois 60601

Re: Termination of Observer Agreement

Ladies and Gentlemen:

The undersigned hereby agree to terminate the Observer Agreement, dated as of June 29, 2004, by and among the undersigned and the Company (the “Observer Agreement”), such termination not to be effective unless and until Robert M. Falzon is elected to the Board of Directors of Strategic Hotel Capital, Inc. (the “Company”) at its 2005 annual stockholders’ meeting; provided, however, that the confidentiality obligations set forth in Section 3.11 of the Observer Agreement shall survive the termination of the Observer Agreement in accordance with the terms thereof.

Very truly yours,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	Prudential Investment Management, Inc., its Attorney-in-Fact

	By:	/S/ ROBERT M. FALZON
	Name:	Robert M. Falzon
	Title:	Vice President

April     , 2005

PIC REALTY CORPORATION

By:	Prudential Investment Management, Inc., its Attorney-in-Fact

	By:	/S/ ROBERT M. FALZON
	Name:	Robert M. Falzon
	Title:	Vice President

STRATEGIC VALUE INVESTORS, LLC

By:	Prudential Investment Management, Inc., its Attorney-in-Fact

	By:	/S/ ROBERT M. FALZON
	Name:	Robert M. Falzon
	Title:	Vice President

PRUDENTIAL ASSETS, LLC

By:	Prudential Investment Management, Inc., its
Attorney-in-Fact

	By:	/S/ ROBERT M. FALZON
	Name:	Robert M. Falzon
	Title:	Vice President

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/S/ ROBERT M. FALZON
Name:	Robert M. Falzon
Title:	Vice President

April     , 2005

(SHC/OLAYAN) REDEMPTION VEHICLE, LLC

By:	Prudential Investment Management, Inc., its Attorney-in-Fact

	By:	/S/ ROBERT M. FALZON
	Name:	Robert M. Falzon
	Title:	Vice President

SVI (SHC/HOUSTON) REDEMPTION VEHICLE, LLC

By:	Prudential Investment Management, Inc., its Attorney-in-Fact

	By:	/S/ ROBERT M. FALZON
	Name:	Robert M. Falzon
	Title:	Vice President

Agreed and Accepted as of the date written above.

STRATEGIC HOTEL CAPITAL, INC.

By:	/S/ LAURENCE S. GELLER
Name:	Laurence S. Geller
Title:	President and Chief Executive Officer